UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
February 4, 2010
Lender Processing Services, Inc.
(Exact name of Registrant as Specified in its Charter)
001-34005
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	26-1547801 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-5100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition

On February 8, 2010, Lender Processing Services, Inc. (the “Company”) issued an earnings release announcing its financial results for the Fourth Quarter and Fiscal Year 2009. The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

A copy of the earnings release is attached as Exhibit 99.1 and a copy of certain supplemental financial information utilized during the Company’s earnings conference call is attached as Exhibit 99.2.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2010, the Board of Directors of the Company adopted a resolution increasing the size of the Company’s Board of Directors to seven, and elected David K. Hunt to serve on our Board of Directors. Mr. Hunt will serve in Class I of our Board of Directors, and his term will expire at the annual meeting of our stockholders to be held in 2012.

Mr. Hunt has been a private investor since December 2005. He previously served as the non-executive Chairman of the Board of OnVantage, Inc. from October 2004 until December 2005. Prior to that, he served as the Chairman and Chief Executive Officer of PlanSoft Corporation, an internet-based business-to-business solutions provider in the meeting and convention industry, a position he held from May 1999 to October 2004. Mr. Hunt also serves as a director of Fidelity National Information Services, Inc.

Mr. Hunt has been appointed to serve on the Audit Committee and as Chairman of the Compensation Committee of our Board of Directors. He will receive customary compensation paid to our non-employee directors. This compensation includes an annual Board retainer of $60,000, as well as retainers of $15,000 as Chairman of the Compensation Committee and $15,000 for his service on the Audit Committee, each payable quarterly. Mr. Hunt will receive $2,000 for each Board meeting and $1,500 for each committee meeting he attends. Mr. Hunt will also be eligible to receive equity awards under the Lender Processing Services, Inc. 2008 Omnibus Stock Incentive Plan.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Press release announcing Lender Processing Services, Inc. Reports Fourth Quarter and Fiscal Year 2009 Earnings.
99.2	Supplemental Financial Information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lender Processing Services, Inc.
Date: February 8, 2010	By:	/s/ Francis K. Chan
Francis K. Chan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing Lender Processing Services, Inc. Reports Fourth Quarter and Fiscal Year 2009 Earnings.
99.2	Supplemental Financial Information.